[Letterhead of Globalink, Ltd.]

November 24, 2010

Lisa Sellars
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:   Globalink, Ltd.
      Form 10-K for the year ended December 31, 2009
      Filed April 15, 2010
      Form 10-Q fore the quarter ended June 30, 2010
      Filed August 16, 2010
      File Number 333-133961

Dear Ms. Sellars:

In response to your letter dated September 28, 2010, please note the following:

Form 10-K for the year ended December 31, 2009
Note 9. Business Combination

1. We read your response to comment six from our letter dated June 22, 2010 and have the following additional comments:
   - We read that the 2000,000 common shares issued were valued at fair value. Please tell us how you determined that fair value and why you believe your methodology for determining fair value is appropriate.

The common shares were valued at the then current trading value as recorded in the public records. We believe that this was the most accurate method to determine the fair market value.

   - We read that intangible assets such as OneWorld's trade name were recorded as goodwill. Please explain to us how your accounting is consistent with the guidance in paragraph in paragraph 39 of SFAS 141, which was in effect at the time of this acquisition, and revise as necessary.

We find no inconsistency between paragraph 39 of SFAS 141 and our recording of the transaction. As a result, no revisions have been made to the disclosure.

   - We read that the assets of OneWorld were recorded at cost and the difference was recorded as goodwill. Please explain to us how your accounting is consistent with the guidance in paragraphs 35 through 38 and paragraph 43 of SFAS 141, which was in effect at the time of this acquisition, and revise as necessary.

We have reviewed paragraphs 35 through 38 and paragraph 43 of SFAS and find no inconsistency between our accounting. As a result, no revisions have been made to the disclosure.






   - The third bullet point of our prior comment six requested that you provide us with the disclosures required by paragraphs 51(d) and
(e) of SFAS 141 within your response. Since your response did not include this information, we reissue that portion of our comment. Please consider the guidance in the bullet points immediately above and provide us with the disclosures required by paragraphs 51(d) and (e) of SFAS 141 in your response to this comment.

We find no paragraphs 51(d) and (e) in SFAS 141.

Form 10-Q for the Period Ended June 30, 2010
2. In your responses to comments two, three, four, five and the third bullet point of comment six from our letter dated June 22, 2010, you agreed to make certain revisions to your future filings, including your June 30, 2010 Form 10-Q to fully comply with these comments. In your response, please tell us exactly where and how you have complied with these comments in your amended Form 10-Q.

Paragraph (d) of Item 2. Accounting Policies has been revised as follows:
     d)  Stock-based compensation
Accounting Standards Codification 718, Accounting for Stock-based compensation requires companies to record compensation cost for stock-based employee compensation to be measured at the grant date, and not subsequently revised. The Company has chosen to continue to account for stock-based compensation using the provisions of ASC 718. In addition, the company's policy is to account for all stock based transactions in conformance with ASC 718.

The second sentence of Paragraph (g) of Item 2.  Accounting
Policies has been added as follows:
     g)  Revenue recognition
Revenue is recorded when the corresponding expense can be recognized. Specially, room revenue is recorded when the client checks into the room. Due to this matching principle revenue is reported by the net proceeds of the services performed as required by Accounting Standards Codification 605.

The seventh sentence of the fifth paragraph of Footnote 10. New accounting pronouncements has been revised within the financial statements and under Management's Discussion and Analysis of Financial Condition and Results of Operations as follows:

In February 2007, the Accounting Standards Codification, issued Accounting Standards Codification 810, The Fair Value Option for Financial Assets and Liabilities-Including an Amendment of Accounting Standards Codification 320. This standard permits an entity to choose to measure many financial instruments and certain other items at fair value. This option is available to all entities. Most of the provisions in Accounting Standards Codification 810 are elective; however, an amendment to Accounting Standards Codification 320 Accounting for Certain Investments in Debt and Equity Securities applies to all entities with available for sale or trading securities. Some requirements apply differently to entities that do not report net income. Accounting Standards Codification 810 is effective as of the beginning of an entities first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of ASC 810 Fair Value Measurements. The Company will adopt Accounting Standards Codification 810 beginning March 1, 2008 and is currently evaluating the potential impact the adoption of this pronouncement will have on its consolidated financial statements.

Similar changes have been made in the Form 10-Q for the quarter ended September 30, 2010. Additionally, the discussion in both reports has been expanded to disclose that the controls and procedures were not effective for these periods.

Thank you for your time and consideration in this matter.

/s/Robin Young
---------------------------
Robin Young
Chief Executive Officer
..